UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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[X]	Soliciting Material Pursuant to §240.14a-12

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Newsletter Email to Financial Advisors from Ladenburg

Advisor Group Merger Q&A

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On November 11, Ladenburg Thalmann entered into a definitive merger agreement with Advisor Group, in a transaction that will create one of the largest and most successful companies in the wealth management industry.

Advantage spoke with Richard Lampen – Chairman, President and CEO of Ladenburg – to discuss this transaction, and how it will benefit financial advisors across the Ladenburg family of firms.

Q: Why do you believe there is a strong fit between Ladenburg and Advisor Group?

First and foremost, we are confident that this is a transaction that will help our advisors accelerate the growth of their businesses.

Together with Advisor Group, our financial advisors will continue to enjoy a highly personalized service experience, under a very similar multi-custodial, multi-clearing and multi-brand structure.

Moreover, Advisor Group offers a mature shared services model and a demonstrated ability to innovate and invest in ways that help advisors grow. The reality is that we are in a fast-evolving industry landscape that requires investments in competitively differentiated technology, practice management, products and service excellence.

This level of investment likely requires a greater level of scale than either Ladenburg or Advisor Group can achieve on a stand-alone basis.

Not only do our respective strengths round out each other’s offerings, but together, we will have one of the most comprehensive and best-in-class platforms for financial advisors in the industry.

Q: What does the future of the two companies together look like?

Ladenburg and Advisor Group together will be one of the industry’s leading providers of a multi-custodial, multi-clearing model that drives maximum choice and flexibility for financial advisors.

At the same time, both companies together will stand out from the rest of the industry with our shared commitment to a highly personalized advisor service experience, delivered through multiple distinct firms under their own brands.

And consistent with this shared commitment to a multi-brand model, Ladenburg’s firms will not be merged with Advisor Group’s firms as part of this transaction.

Equally important, both organizations have highly complementary capabilities that will enable us to strengthen technology, practice management and service for financial advisors across our combined platform.

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Q: Can I expect disruption to my business because I need to repaper client accounts?

No. In fact, because both Advisor Group and Ladenburg leverage Pershing and National Financial (part of Fidelity Custody & Clearing Solutions) as their largest clearing providers, no repapering of client accounts will be necessary in connection with this transaction and its closing.

Q: Will any changes be needed to our advisory accounts?

Certain advisory accounts may require client notification and/or consent, depending on the details and terms of the accounts.

We will share additional information on specific advisory account requirements, and any other needed client notifications, as it becomes available.

Most importantly, we will work closely with our advisors to provide support in this regard.

Q: When will the transaction close?

We expect the transaction will close sometime in the first half of next year, subject to customary closing conditions, including the approval of Ladenburg’s shareholders and receipt of required regulatory clearances and approvals.

Q: Are there any particular areas of growth in the future that excite you?

As one of the largest multi-custodial and multi-clearing networks of firms in the country, Ladenburg and Advisor Group together will be even better positioned to redefine the RIA segment of the wealth management space.

We will be able to support all financial advisor business models, including the hybrid advisor doing both securities and advisory business, as well as the “investment advisor only” professional who is either utilizing a corporate RIA platform or has an independent RIA.

All of this, in turn, further enhances our ability to deliver added value for our financial advisors regardless of what business model they might want to adopt in the future.

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Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger between Ladenburg Thalmann Financial Services Inc. (“Ladenburg”) and Harvest Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Advisor Group Holdings, Inc. (“Advisor Group”), and other transactions (collectively, the “Transaction”) contemplated by the Agreement and Plan of Merger, dated as of November 11, 2019 (the “Merger Agreement”). In connection with the Transaction, Ladenburg intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. INVESTORS AND SHAREHOLDERS OF LADENBURG ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING LADENBURG’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and shareholders may also obtain copies of documents filed by Ladenburg with the SEC by contacting Ladenburg at Investor Relations, Ladenburg Thalmann Financial Services Inc., 4400 Biscayne Boulevard, 12th Floor, Miami, Florida 33137, by email at CorporateRelations@ladenburg.com, or by visiting Ladenburg’s website (http://ir.stockpr.com/ladenburg).

Participants in Solicitation

Ladenburg and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Ladenburg Common Stock in connection with the proposed Transaction. Information about Ladenburg’s directors and executive officers is available in Ladenburg’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when they become available. Investors and shareholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Forward-looking Statements

This document may contain forward-looking statements. Forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Ladenburg’s and Advisor Group’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated, including, but not limited to: (i) the timing to consummate the proposed Transaction; (ii) the risk that a condition to closing of the proposed Transaction may not be satisfied and the Transaction may not close; (iii) the risk that a regulatory approval that may be required for the proposed Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; (iv) the risk that a sufficient number of Shares are not voted in favor of the proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the effect of the announcement or pendency of the Transaction on Ladenburg’s business relationships, operating results, and business generally; (vii) risks that the proposed Transaction disrupts current operations of Ladenburg and potential difficulties in Ladenburg employee retention as a result of the Transaction; (viii) risks related to diverting management’s attention from Ladenburg’s ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against Ladenburg related to the Merger Agreement or the Transaction; and (x) the amount of the costs, fees, expenses and other charges related to the Transaction. Readers should carefully review the risks and uncertainties disclosed in Ladenburg’s reports with the SEC, including those set forth in Part I, “Item 1A. Risk Factors” in Ladenburg’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent Quarterly Reports on Form 10-Q and other reports or documents Ladenburg files with, or furnishes to, the SEC from time to time.

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